UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007
NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York (Address of principal executive offices)	14221 (Zip Code)
Registrant’s telephone number, including area code: (716) 857-7000
Former name or former address, if changed since last report: Not Applicable
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Exhibit 99.2 to the first of two Forms 8-K filed by National Fuel Gas Company (the “Company”) on December 12, 2007 is hereby amended and restated in its entirety to correct and update certain disclosures as described below. The Company inadvertently reported, in the section describing Robert T. Brady’s principal occupation, the total return of Moog Inc. (“Moog”) for the five-year period ending September 30, 2007 as 25%. The correct total return figure for Moog for that five-year period is 250%. Moog is a worldwide designer, manufacturer and integrator of precision control components and systems. Mr. Brady has been Chairman of the Board of Moog since 1996 and President and Chief Executive Officer of Moog since 1988. Mr. Brady, a director of the Company since 1995, is one of the nominees of the Board of Directors of the Company for election at the Company’s 2008 Annual Meeting of Stockholders. The Company is filing this Form 8-K/A to correct the error. The Company is also filing this Form 8-K/A to (i) clarify biographical information for certain individuals, (ii) add Donna L. DeCarolis, Vice President Business Development of the Company, as an executive officer of the Company who may be deemed to be a “participant” in the Company’s solicitation of proxies for its 2008 Annual Meeting, and (iii) make minor changes to the table in Exhibit 99.2 which sets forth purchases or sales of the Company’s common stock during the past two years by persons who are or may be deemed to be participants in the solicitation.

Item 8.01 Other Events.
Information concerning participants and potential participants in the Company’s solicitation of proxies for its 2008 annual meeting is hereby incorporated by reference into this Item 8.01 and filed as part of this Current Report as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 99.2	Information Concerning Participants in Solicitation
IMPORTANT INFORMATION AND WHERE TO FIND IT
In connection with its 2008 Annual Meeting, National Fuel Gas Company will be filing a proxy statement, WHITE proxy card and other materials with the U.S. Securities and Exchange Commission (“SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NATIONAL FUEL GAS COMPANY AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact Morrow & Co., LLC, National Fuel Gas Company’s proxy advisor for the 2008 Annual Meeting, at (800) 252-1959 or by email at nfginfo@morrowco.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning National Fuel Gas Company at the SEC’s website at http://www.sec.gov. Free copies of National Fuel Gas Company’s SEC filings are also available on National Fuel Gas Company’s website at http://www.nationalfuelgas.com. These materials and other documents may also be obtained for free from: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000.
CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
National Fuel Gas Company and its directors are, and certain of its officers and employees may be deemed to be, participants in the solicitation of proxies from National Fuel Gas Company’s stockholders with respect to the matters considered at National Fuel Gas Company’s 2008 Annual Meeting. Information regarding these directors, and these certain officers and employees, is contained in Exhibit 99.2 hereto. Security holders can also obtain information with respect to the identity of the participants and potential participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, for free, by contacting: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000. More detailed information with respect to the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with National Fuel Gas Company’s 2008 Annual Meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY
By:	/s/ Paula M. Ciprich
Paula M. Ciprich
General Counsel

Dated: December 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.2	Information Concerning Participants in Solicitation